                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  March 31, 1997




                            THE ROCKIES FUND, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



Nevada                             0-12444-D                   84-0928022
------------------------       ----------------            -------------------
(State or other juris-         (Commission file              (IRS Employer
diction of incorporation            number)                Identification No.)
or organization)







          4465 Northpark Drive, Colorado Springs, Colorado  80907
        --------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (719) 590-4900
      -------------------------------------------------------------------


         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 2:  ACQUISITION AND DISPOSITION OF ASSETS
----------------------------------------------

     Effective March 31, 1997, the Rockies Fund, Inc. (the "Company") consummated the sale of the 26,000 square foot commercial office building located at 4465 Northpark Drive, Colorado Springs, Colorado (the "Building"). The sale price for the building was $1,080,000, which was paid in cash at closing.

     In a concurrent transaction structured to qualify as a tax-free reorganization under Section 1031 of the Internal Revenue Code of 1986, as amended, the Company consummated the purchase of 5 acres of undeveloped commercial real estate located at 3210 Woodman Road, Colorado Springs, Colorado (the "Property"). The Company plans to undertake a phased development of two commercial office buildings on the Property which will, upon completion, consist of an aggregate of 55,000 square feet of commercial office space. The purchase price for the Property was $390,000, which was paid in cash at the time of closing utilizing a portion of the proceeds realized by the Company from the sale of the Building.

     Without giving effect to the 1031 tax-free exchange, the purchaser of the Building was Northpark, L.L.C., a limited liability company. There existed no material prior relationship or affiliation between the Company and Northpark, L.L.C. However, a manager of Northpark, L.L.C. is John R. Overturf, Jr., formerly an executive officer of the Company. Mr. Overturf has represented to the Company that he intends to acquire a minority member's interest in Northpark, L.L.C..

     The Company will continue to occupy its current executive office space located in the Building under a lease with Northpark, L.L.C. until the first phase of the commercial building development on the Property located on Woodman Road is completed.

     The Company acquired the Property from LP47, LLC, a Colorado limited liability company doing business as La Plata Investments. The Company had no prior material relationship or affiliation with LP47, LLC, or its managers or members.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

     a.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
          -----------------------------------------
          Not Applicable

     b.   PROFORMA FINANCIAL INFORMATION
          ------------------------------
          Included herewith are the Fund's Proforma Statement of Assets and Liabilities as of December 31, 1996 (unaudited) giving effect to the sale of the land and Building and the purchase of the Property, and the Company's Proforma Statement of Operations (unaudited) as of and for the year ended December 31, 1996, giving effect to the sale of the land and Building for the period covered.

     c.   EXHIBITS
          --------

          Exhibit No.    Title
          -----------    -----
             10.1        Commercial Contract to Buy and Sell Real Estate
                         dated February 24, 1997

             10.3        Seller's Closing Schedule

             10.4        Buyer's Closing Schedule

                            THE ROCKIES FUND, INC.
               UNAUDITED CONDENSED PROFORMA FINANCIAL STATEMENTS
                         YEAR ENDED DECEMBER 31, 1996


     Effective March 1, 1997, the Fund sold its Building for $1,080,000 and paid approximately $471,000 of mortgage and other liabilities. This transaction resulted in a net gain of approximately $390,000. On April 1, 1997, the Fund purchased five acres of undeveloped commercial property located in Colorado Springs, Colorado for $390,000. These real estate transactions were structured to qualify as a tax-free exchange, pursuant to applicable Internal Revenue Code sections, which would result in no current income taxes, but deferred income taxes of approximately $156,000.

     The accompanying proforma statement of assets and liability as of December 31, 1996 gives effect to the acquisition as if the transaction had been consummated on December 31, 1996. The accompanying proforma statement of operations for the year ended December 1996 gives effect to the acquisition as if the transaction had been consummated on January 1, 1996.

     The unaudited proforma financial statements should be read in conjunction with the historical financial statements of The Rockies Fund, Inc. The unaudited proforma financial statements do not purport to be indicative of the financial position of the Fund had the acquisition occurred on December 31, 1996. Nor do the unaudited proforma financial statements purport to be indicative of the results of operations that actually would have occurred had the acquisition occurred on January 1, 1996 or to project the Fund's financial position or results of operations for any future period.

                            THE ROCKIES FUND, INC.
       UNAUDITED CONDENSED PROFORMA STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996


                                The Rockies      PROFORMA          PROFORMA
                                Fund, Inc.      ADJUSTMENTS      CONSOLIDATED
                               ------------   ---------------    ------------
Investments at value           $1,979,497     $                   $1,979,497

Cash                              499,404      1,080,000   1         723,714
                                                (458,436)  1
                                                 ( 7,254)  1
                                                (390,000)  2

Receivables                        35,861        ( 7,424)  1          28,437
Other Assets                       15,809          7,083   1          22,892
                             ------------     -----------        -----------
  Total Current Assets          2,530,571        223,969           2,754,540
                             ------------     -----------        -----------
Land                              102,775      ( 102,775)  1         390,000
                                                 390,000   2
Building                          633,496      ( 633,496)  1
Lease Improvement                  86,614       ( 86,614)  1
Furniture & Fixtures               12,461              0              12,461
Equipment                           1,484              0               1,484
                             ------------     -----------        -----------
                                  836,830      ( 432,885)            403,945
Less Accumulated
Depreciation                       72,309       ( 67,530)  1           4,779
                             ------------     -----------        -----------
                                  764,521      ( 365,355)            399,166
                             ------------     -----------        -----------
Investments in Long
Term Note Receivable              175,000              0             175,000
                             ------------     -----------        -----------

  Total Assets                  3,470,092      ( 141,386)          3,328,706
                             ------------     -----------        -----------

                            THE ROCKIES FUND, INC.
       UNAUDITED CONDENSED PROFORMA STATEMENT OF ASSETS AND LIABILITIES
                         (CONTINUED) DECEMBER 31, 1996



                                The Rockies      PROFORMA          PROFORMA
                                Fund, Inc.      ADJUSTMENTS      CONSOLIDATED
                               ------------   ---------------    ------------
Payables                       $  293,600      $(  5,589)  1      $  288,011
  Accrued Liabilities             200,408       ( 10,000)  1         181,698
                                                ( 12,239)  1
                                                (  2,733)  1
                                                   6,262   1
Accrued Interest Payable            7,428       (  2,628)  1           4,800
Notes Payable:
 Related Parties                    6,500              0               6,500
 Mortgage Note,
 Current Portion                   43,087       ( 43,087)  1               0
 Other                             38,734              0              38,734
Borrowings Under
Line of Credit                    174,500       (100,000)  1          74,500
                             ------------     -----------        -----------
 Total Current Liabilities        764,257       (170,014)            594,243

Security Deposits                   7,254       (  7,254)  1               0
Other Liabilities                  52,500       ( 52,500)  1               0
                                                 156,000             156,000
Mortgage Note, Less
  Current Portion                 315,349       (315,349)  1               0
                             ------------     -----------        -----------
 Total Liabilities              1,139,360       (389,117)            750,243
                             ------------     -----------        -----------
Net Assets and
Shareholders Equity             2,330,732         247,731          2,578,463
                             ------------     -----------        -----------

            See notes to unaudited condensed proforma consolidated
                             financial statements.

                            THE ROCKIES FUND, INC.
             UNAUDITED CONDENSED PROFORMA STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996

                                The Rockies      PROFORMA
                                Fund, Inc.      ADJUSTMENTS        PROFORMA
                               ------------   ---------------    ------------
Investment Income
 Rental                       $  170,434      $( 170,434)  1     $        0
 Consulting, Other Services        5,809               0              5,809
 Interest and Dividends           30,248               0             30,248
                             ------------     -----------        -----------
                                 206,491      (  170,434)            36,057
                             ------------     -----------        -----------
Expenses
 Wages                           170,762                            170,762
 Professional Fees               139,207           3,437   1,2      142,644
 Custodian Fees                    9,109                              9,109
 Directors Fees                    6,000                              6,000
 Interest                         57,519      (   39,123)  1         18,396
 Travel & Entertainment           15,365                             15,365
 Office                           80,973                   1         80,973
 Building Expenses               110,601      (  108,490)  1          2,111
 Investment Expenses              43,679                             43,679
 Donations                         1,965                              1,965
                             ------------     -----------        -----------
                                 635,180      (  144,176)           491,004
                             ------------     -----------        -----------
Investment Loss               (  428,689)     (   26,258)        (  454,947)
                             ------------     -----------        -----------
Realized and unrealized gain
from investments:
 Net Realized Gain
   from investment:            1,667,196               0          1,667,196
 Income tax expense           (  118,000)       (145,000)        (  263,000)
 Gain from sale of building            0         390,000            390,000
                             ------------     -----------        -----------
                               1,549,196         245,000          1,794,196
                             ------------     -----------        -----------
Net unrealized appreciation
(depreciation) of investments:
 Beginning of Year                77,017               0             77,017
 End of Year                  (   20,322)              0         (   20,322)
                             ------------     -----------        -----------
Net unrealized depreciation
of investments:               (   97,339)              0         (   97,339)
                             ------------     -----------        -----------
Net gain (loss)
from investments               1,451,857         245,000          1,696,856
                             ------------     -----------        -----------
Net increase (decrease)
in net assets resulting
from operations                1,023,168         218,742          1,241,910
                             ------------     -----------        -----------
Per share amounts:
 Net investment loss              ( 0.67)         ( 0.04)            ( 0.71)
 Net realized gain
   from investment                  2.42            0.38               2.80
 Net unrealized depreciation
   of investments                 ( 0.15)           0.00             ( 0.15)
                             ------------     -----------        -----------
Net income (loss) per share   $     1.60             .34         $     1.94
                             ------------     -----------        -----------
Weighted average number of
shares outstanding               640,256         640,256            640,256
                             ------------     -----------        -----------

            See notes to unaudited condensed proforma consolidated
                             financial statements.

                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE ROCKIES FUND, INC.



Date:      4/15/97            By:  /s/ Stephen G. Calandrella
       ---------------             -----------------------------------
                                   Stephen G. Calandrella, President